UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

_____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 14, 2026

INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

_____________________________________

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)

(214) 618-5243

Registrant’s telephone number, including area code

_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on August 2, 2026, Integer Holdings Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement,” and the transactions contemplated thereby, the “Transaction”), by and among the Company, Armstrong Parent, Inc., a Delaware corporation (“Parent”), and Armstrong Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a leading global investment firm.

On September 14, 2026, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (as such may be supplemented from time to time, the “Proxy Statement”) with respect to the special meeting of the Company’s stockholders (the “Special Meeting”) to be held in connection with the Transaction. The Special Meeting to approve (among other things) the Merger is scheduled for October 21, 2026, at 9 a.m. Central Time as further described in the Proxy Statement.

Litigation and Stockholder Demand Letters Related to the Mergers

As of the date of this Current Report on Form 8-K (this “Current Report”), individual Company stockholders have filed three complaints relating to the Merger: (i) Richard Delman and David Rosenthal v. Sheila Antrum et al., Index No. EF2026-1427 (N.Y. Sup. Ct. Chemung Cnty. Oct. 6, 2026) (the “Delman Action”); (ii) Michael Kent v. Integer Holdings Corporation et al., Index No. 655425/2026 (N.Y. Sup. Ct. N.Y. Cnty. Sept. 24, 2026) (the “Kent Action”); and (iii) Robert Walsh v. Integer Holdings Corporation et al., Index No. 655413/2026 (N.Y. Sup. Ct. N.Y. Cnty. Sept. 23, 2026) (the “Walsh Action” and together with the Delman and Kent Actions, the “Lawsuits”). The Delman Action was filed in the Supreme Court of New York, County of Chemung, and the Kent and Walsh Actions were filed in the Supreme Court of New York, County of New York. The Lawsuits name as defendants the Company and the Company’s board of directors. The Lawsuits allege, among other claims, that the Proxy Statement omits and/or misleadingly describes material information about the Merger in violation of New York common law. The Lawsuits seek, among other remedies, an order enjoining the consummation of the Merger. Additionally, attorneys claiming to represent thirteen purported Company stockholders have sent demand letters to the Company that allege similar disclosure deficiencies in the Proxy Statement (together with the Lawsuits, the “Litigation Matters”). There can be no assurance regarding the ultimate outcome of the Litigation Matters.

It is possible that additional, similar complaints may be filed, that the Lawsuits described above may be amended, and/or that the Company will receive additional, similar demand letters. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint, unless required by law.

The Company believes that the claims asserted in the Litigation Matters are without merit. However, in order to alleviate the costs, risks and uncertainties inherent in potential litigation, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report (the “Supplemental Disclosures”). Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Litigation Matters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures to the Proxy Statement

The Supplemental Disclosures should be read in connection with the Proxy Statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. To the extent that information in the below Supplemental Disclosures differs from, or updates information contained in, the Proxy Statement, the information in the below Supplemental Disclosures will supersede or supplement the information in the Proxy Statement. Except as otherwise described in the below Supplemental Disclosures or the documents referred to, contained in or incorporated by reference herein, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.

(a)	In the section of the Proxy Statement titled “The Merger (Proposal 1) – Background of the Merger” the disclosure in the fourteenth full paragraph of the section on page 29 is amended by replacing the paragraph with the following:

From May 1, 2026, until June 1, 2026, at the direction of the ITGR board of directors, representatives of Goldman Sachs contacted over 20 potential counterparties regarding a potential strategic transaction with ITGR. ITGR entered into confidentiality agreements with 20 parties, comprised of 17 financial sponsors, including KKR (executed on May 22, 2026), and three strategic parties. Each party was provided with due diligence materials. All 20 confidentiality agreements contain customary “standstill” provisions, including a provision that terminated the standstill upon another party’s entry into certain acquisition transactions of ITGR. The “standstill” provisions in the confidentiality agreements contain customary fall away provisions.

(b)	In the section of the Proxy Statement titled “The Merger (Proposal 1) – Opinion of ITGR’s Financial Advisor – Illustrative Discounted Cash Flow Analysis” the disclosure in the second full paragraph of the section on pages 41 and 42 is amended by replacing the paragraph with the following:

Goldman Sachs derived ranges of illustrative enterprise values for ITGR by adding the ranges of present values derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for ITGR the amount of ITGR’s total debt and debt-like items of approximately $1,257 million and added the amount of ITGR’s cash and cash equivalents of approximately $21 million, in each case, as provided by and approved for Goldman Sachs’ use by the management of ITGR, to derive a range of illustrative equity values for ITGR. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of ITGR of approximately 35 million shares, as provided by and approved for Goldman Sachs’ use by the management of ITGR, using the treasury stock method, to derive a range of illustrative present values per share ranging from $98.93 to $140.68.

(c)	In the section of the Proxy Statement titled “The Merger (Proposal 1) – Interests of ITGR’s Directors and Executive Officers in the Merger” the disclosure in the second full paragraph of the section on page 46 is amended by replacing the paragraph with the following:

These interests are described below, and certain of them are quantified below. The ITGR board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, in approving the merger agreement, and in recommending the approval of the merger agreement by the ITGR stockholders. No discussions regarding the timing and conditions of employment between Parent and any of the Company’s named executive officers occurred prior to the execution of the merger agreement.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this Current Report and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining stockholder and regulatory approvals and satisfying other conditions to the completion of the transaction; potential litigation relating to the Transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto; our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; Parent’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, the Company’s quarterly report on Form 10-Q for the fiscal quarter ended July 3, 2026, which was filed with the SEC on August 4, 2026 and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company filed the Proxy Statement with the SEC on September 14, 2026. The Proxy Statement and proxy card have been mailed to the Company’s stockholders of record as of the close of business on September 8, 2026. The Proxy Statement seeks their approval of the Transaction and other related matters. INTEGER’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.integer.net/financial-information/sec-filings/default.aspx or by contacting the Company via email by sending a message to ir@integer.net.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the “The Merger (Proposal 1) – Interests of ITGR’s Directors and Executive Officers in the Merger” and the “Security Ownership of Certain Beneficial Owners and Management” sections of the Proxy Statement. The Proxy Statement and other documents may be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 14, 2026	/s/ Lindsay K. Blackwood
Name: Lindsay K. Blackwood
Title: General Counsel and Corporate Secretary